CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of TechPrecision Corporation (the “Company”) hereby certify, to such officer’s knowledge, that:

(i)
the accompanying quarterly report on Form 10-Q of the Company for the three and six months ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2008

/s/ James G. Reindl
James G. Reindl
Chief Executive Officer

Dated: August 14, 2008

/s/ Mary Desmond
Mary Desmond
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to TechPrecision Corporation and will be retained by TechPrecision Corporation and furnished to the Securities and Exchange Commission or its staff upon request.